UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2004

VELOCITY EXPRESS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-28452	87-0355929
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Morningside Drive North,

Building B-Suite 300, Westport, CT 06880

(Address of principal executive offices) (zip code)

(203) 349-4160

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 15, 2004, Velocity Express Corporation, a Delaware corporation (the “Company”), issued a press release announcing the receipt on December 9, 2004 of a letter from the Nasdaq Listing Qualifications Staff notifying the Company that it is no longer in compliance with the quarterly reporting requirement, as set forth in Nasdaq Marketplace Rule 4310(c)(14), because it has not yet filed its Form 10-Q for the first quarter of its fiscal year 2005 (the “10-Q”). The Company previously addressed this deficiency at a November 18, 2004 delisting hearing before the Nasdaq Listing Qualifications Panel (the “Panel”), at which it also addressed the issues of the failure to file the Form 10-K for the fiscal year 2004 (the “10-K”) and the failure to hold an annual shareholders meeting for fiscal year 2003.

The Company has proposed to the Panel that it be given additional time (until January 4, 2005) to file both the 10-K and the 10-Q. The Company has also proposed to combine the fiscal year 2003 and fiscal year 2004 annual shareholders’ meetings with a shareholders’ meeting in which the Company intends to seek shareholder approval of a reverse stock split and various other matters. Finally, the Company requested that the Panel extend the current January 20, 2005 deadline for seeking shareholder approval of the reverse stock split by 30 days. As is noted below, the Company has no assurance to what extent, if any, the Panel will agree to the Company’s proposals. If the requested extension for the completion of the reverse split is granted, the Company may subsequently need to request additional time in the event that SEC review delays dissemination of the shareholders’ meeting proxy statement.

The Company’s proposal regarding compliance with Nasdaq’s rules related to its 10-K, 10-Q and annual shareholders’ meeting is currently pending a decision by the Panel. There can be no assurance that the Panel will agree with the Company’s request to continue the listing of the Company’s common stock on the Nasdaq SmallCap Market. In the meantime, under the direction of the Company’s independent Audit Committee of the Board of Directors, the Company is working diligently with its independent auditors to file its 10-K and10-Q as soon as possible.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of Velocity Express Corporation, dated December 15 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2004

VELOCITY EXPRESS CORPORATION

By:	/s/ Wesley C. Fredenburg
Name:	Wesley C. Fredenburg
Title:	Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of Velocity Express Corporation, dated December 15, 2004.